UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           _________________________

                                   FORM 8-K

                                CURRENT REPORT

               Pursuant to Section 13 or 15(d) of the Securities
                             Exchange Act of 1934

                           _________________________

        Date of Report (date of earliest event reported):  MAY 12, 2005

                              WAUSAU PAPER CORP.
            (Exact name of registrant as specified in its charter)

         WISCONSIN                  1-13923                   39-0690900
      (State or other          (Commission File              (IRS Employer
      jurisdiction of               Number)                 Identification
      incorporation)                                            Number)

                                100 PAPER PLACE
                            MOSINEE, WI 54455-9099
         (Address of principal executive offices, including Zip Code)

                                (715) 693-4470
             (Registrant's telephone number, including area code)

                       WAUSAU-MOSINEE PAPER CORPORATION
         (Former name or former address, if changed since last report)


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

   * Written communications pursuant to Rule 425 under the Securities Act (17 CFR 23.425)

   * Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   * Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
   * Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                   INFORMATION TO BE INCLUDED IN THE REPORT


SECTION 8 - OTHER EVENTS

ITEM 8.01.  OTHER EVENTS

      On May 12, 2005, the Company's name change to "Wausau Paper Corp." became legally effective. The name change had been approved by shareholders at the Company's April 21, 2005, annual meeting. The Company's trading symbol on the New York Stock Exchange, "WPP," is unchanged.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

   Exhibit 3.1 Restated Articles of Incorporation, as amended effective May 12,
               2005
   Exhibit 3.2 Bylaws, as amended effective May 12, 2005



                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    WAUSAU-MOSINEE PAPER CORPORATION



Date:  May 12, 2005                 By:    SCOTT P. DOESCHER
                                           Scott P. Doescher
                                           Senior Vice President-Finance


                                 EXHIBIT INDEX
                                      TO
                                   FORM 8-K
                                      OF
                       WAUSAU-MOSINEE PAPER CORPORATION
                              DATED MAY 12, 2005
                 Pursuant to Section 102(d) of Regulation S-T
                        (17 C.F.R. Section 232.102(d))




3.1   RESTATED ARTICLES OF INCORPORATION, AS AMENDED
3.2   BYLAWS, AS AMENDED